                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 4, 1998 included in Radiant Systems, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and to all references to our Firm included in this registration statement and related prospectus.




/S/ ARTHUR ANDERSEN LLP




Atlanta, Georgia
August 24, 1998